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                                                                    Exhibit 32.2

                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, I, John Chieffo, Chief Financial Officer of Pruco Life Insurance Company (the "Company"), hereby certify that the Company's Annual Report on Form 10-K for the quarter ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 30, 2005

                                       /s/ John Chieffo
                                       -------------------------------------
                                       Name: John Chieffo
                                       Title: Chief Accounting Officer

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.


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